                                                                    EXHIBIT 99.6


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                             (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                             ORIGINAL        PRINCIPAL
                            NUMBER OF       PRINCIPAL      BALANCE AS OF   AVG CURRENT    WA GROSS      WA                    WA
RANGE ($)                     LOANS          BALANCE       CUT-OFF DATE      BALANCE        CPN      COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0-24,999.01                          1   $     25,000.00           0.01   $   25,000.00      6.500      79.87                   620
25,000.01 - 50,000.00                5   $    221,425.00           0.11   $   44,285.00      7.786      78.38                   690
50,000.01 - 75,000.00               17   $  1,144,060.00           0.59   $   67,297.65      7.681      77.03                   700
75,000.01 - 100,000.00              32   $  2,880,521.00           1.48   $   90,016.28      7.334      78.07                   699
100,000.01 - 125,000.00             57   $  6,405,123.00           3.29   $  112,370.58      7.336      78.59                   698
125,000.01 - 150,000.00             76   $ 10,474,699.00           5.39   $  137,824.99      7.163      76.59                   699
150,000.01 - 175,000.00             68   $ 10,972,052.00           5.64   $  161,353.71      6.987      79.24                   694
175,000.01 - 200,000.00             57   $ 10,682,786.00           5.49   $  187,417.30      7.018      79.40                   693
200,000.01 - 225,000.00             49   $ 10,514,007.00           5.41   $  214,571.57      7.114      77.26                   685
225,000.01 - 250,000.00             61   $ 14,538,856.00           7.48   $  238,341.90      7.155      79.56                   680
250,000.01 - 275,000.00             49   $ 12,903,380.00           6.63   $  263,334.29      7.082      79.08                   695
275,000.01 - 300,000.00             40   $ 11,507,660.00           5.92   $  287,691.50      6.853      77.59                   699
300,000.01 - 333,700.00             44   $ 13,958,915.00           7.18   $  317,248.07      6.914      77.65                   692
333,700.01 - 350,000.00             28   $  9,640,744.00           4.96   $  344,312.29      7.071      78.34                   689
350,000.01 - 600,000.00            139   $ 61,995,429.00          31.87   $  446,009.54      6.918      78.98                   681
600,000.01 - 1,000,000.00           21   $ 15,334,850.00           7.88   $  730,230.95      6.652      69.97                   686
1,000,000.01 AND GREATER             1   $  1,300,000.00           0.67   $1,300,000.00      6.500      65.00                   698
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,507.00         100.00   $  261,073.03      6.985      77.79                   688

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL       PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
RANGE ($)                     LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE        CPN      COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0-24,999.01                          1   $     25,000.00           0.01   $   25,000.00      6.500      79.87                   620
25,000.01 - 50,000.00                5   $    221,425.00           0.11   $   44,285.00      7.786      78.38                   690
50,000.01 - 75,000.00               17   $  1,144,060.00           0.59   $   67,297.65      7.681      77.03                   700
75,000.01 - 100,000.00              32   $  2,880,521.00           1.48   $   90,016.28      7.334      78.07                   699
100,000.01 - 125,000.00             57   $  6,405,123.00           3.29   $  112,370.58      7.336      78.59                   698
125,000.01 - 150,000.00             76   $ 10,474,699.00           5.39   $  137,824.99      7.163      76.59                   699
150,000.01 - 175,000.00             68   $ 10,972,052.00           5.64   $  161,353.71      6.987      79.24                   694
175,000.01 - 200,000.00             57   $ 10,682,786.00           5.49   $  187,417.30      7.018      79.40                   693
200,000.01 - 225,000.00             49   $ 10,514,007.00           5.41   $  214,571.57      7.114      77.26                   685
225,000.01 - 250,000.00             61   $ 14,538,856.00           7.48   $  238,341.90      7.155      79.56                   680
250,000.01 - 275,000.00             49   $ 12,903,380.00           6.63   $  263,334.29      7.082      79.08                   695
275,000.01 - 300,000.00             40   $ 11,507,660.00           5.92   $  287,691.50      6.853      77.59                   699
300,000.01 - 333,700.00             44   $ 13,958,915.00           7.18   $  317,248.07      6.914      77.65                   692
333,700.01 - 350,000.00             28   $  9,640,744.00           4.96   $  344,312.29      7.071      78.34                   689
350,000.01 - 600,000.00            139   $ 61,995,325.88          31.87   $  446,009.54      6.918      78.98                   681
600,000.01 -1,000,000.00            21   $ 15,334,850.00           7.88   $  730,230.95      6.652      69.97                   686
1,000,000.01 AND GREATER             1   $  1,300,000.00           0.67   $1,300,000.00      6.500      65.00                   698
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL       PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
MORTGAGE RATES (%)            LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
4.999 AND LESS                       1   $    500,000.00           0.26   $  500,000.00      4.625      66.67                   739
5.000 - 5.499                        3   $    606,250.00           0.31   $  202,083.33      5.307      77.29                   656
5.500 - 5.999                       30   $ 10,169,580.00           5.23   $  338,986.00      5.837      76.38                   685
6.000 - 6.499                      145   $ 40,493,438.00          20.82   $  279,265.09      6.175      76.95                   692
6.500 - 6.999                      181   $ 50,326,440.00          25.87   $  278,046.63      6.688      76.47                   692
7.000 - 7.499                      138   $ 35,258,754.88          18.13   $  255,498.22      7.207      78.41                   689
7.500 - 7.999                      143   $ 34,869,488.00          17.93   $  243,842.57      7.654      78.88                   685
8.000 - 8.499                       71   $ 15,419,871.00           7.93   $  217,181.28      8.143      79.58                   683
8.500 - 8.999                       17   $  3,960,010.00           2.04   $  232,941.76      8.593      83.55                   658
9.000 - 9.499                       12   $  2,417,972.00           1.24   $  201,497.67      9.052      82.21                   683
9.500 - 9.999                        4   $    477,600.00           0.25   $  119,400.00      9.500      80.00                   649
10.000 - 10.499
10.500 - 10.999
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS     BALANCE AS OF   AVG CURRENT    WA GROSS      WA                    WA
ORIGINAL TERM (MOS)           LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
241 - 360                          745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS     BALANCE AS OF   AVG CURRENT    WA GROSS      WA                    WA
REMAINING TERM (MOS)          LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
301 - 360                          745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
MORTGAGE INSURANCE            LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
YES                                 34   $  8,047,130.00            414%  $  236,680.29      6.814      79.26                   691
NO                                 711   $186,452,273.88           9586%  $  262,239.49      6.992      77.73                   688
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
LIEN                          LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
1                                  745   $194,499,403.88          10000%  $  261,073.03      6.985      77.79                   688
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
SEASONING(MOS)                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
2                                  200   $ 52,482,206.00           2698%  $  262,411.03      7.035      77.13                   686
3                                  482   $124,602,661.88           6406%  $  258,511.75      6.988      78.33                   688
4                                   43   $ 11,792,684.00            606%  $  274,248.47      6.864      75.31                   698
5                                   15   $  3,695,302.00            190%  $  246,353.47      6.811      80.38                   672
6                                    4   $  1,785,750.00             92%  $  446,437.50      6.467      70.95                   722
7                                    1   $    140,800.00              7%  $  140,800.00      6.750      80.00                   759
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
COMBINED LTVS                 LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0.01 - 25.00
25.01 - 30.00                        1   $     60,000.00           0.03   $   60,000.00      6.625      27.27                   710
30.01 - 35.00                        1   $    150,000.00           0.08   $  150,000.00      6.500      31.25                   621
35.01 - 40.00
40.01 - 45.00                        2   $    985,000.00           0.51   $  492,500.00      6.788      42.32                   711
45.01 - 50.00                        4   $  1,378,300.00           0.71   $  344,575.00      6.467      49.31                   699
50.01 - 55.00                        2   $    764,000.00           0.39   $  382,000.00      6.860      55.00                   764
55.01 - 60.00                        6   $  2,162,000.00           1.11   $  360,333.33      6.409      59.10                   688
60.01 - 65.00                       15   $  6,507,600.00           3.35   $  433,840.00      6.553      64.02                   684
65.01 - 70.00                       70   $ 18,827,142.00           9.68   $  268,959.17      6.789      69.41                   697
70.01 - 75.00                       29   $  8,942,375.00           4.60   $  308,357.76      6.794      74.20                   699
75.01 - 80.00                      570   $142,734,144.00          73.39   $  250,410.78      7.027      79.79                   688
80.01 - 85.00                       18   $  4,038,221.00           2.08   $  224,345.61      7.088      81.60                   669
85.01 - 90.00                       13   $  3,783,636.88           1.95   $  291,048.99      7.446      89.81                   642
90.01 - 95.00                       10   $  2,883,155.00           1.48   $  288,315.50      7.471      94.65                   647
95.01 - 100.00                       4   $  1,283,830.00           0.66   $  320,957.50      7.681      99.12                   718
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

OWNER OCCUPANCY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
OWNER OCCUPANCY               LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
OWNER                              430   $131,903,449.88          67.82   $  306,752.21      6.843      78.34                   680
INVESTMENT                         278   $ 53,715,600.00          27.62   $  193,221.58      7.355      76.63                   706
SECOND HOME                         37   $  8,880,354.00           4.57   $  240,009.57      6.854      76.80                   702
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

PROPERTY TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
PROPERTY TYPES                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
SINGLE FAMILY RESIDENCE            508   $131,038,451.00          67.37   $  257,949.71      6.913      77.51                   687
2-4 FAMILY                         103   $ 35,039,104.88          18.02   $  340,185.48      7.278      78.19                   689
PUD                                 59   $ 14,791,197.00           7.60   $  250,698.25      6.857      78.59                   690
CONDO - LOW RISE <5
 FLOORS                             46   $  8,036,087.00           4.13   $  174,697.54      7.147      79.53                   695
TOWNHOUSE                           17   $  2,933,967.00           1.51   $  172,586.29      6.872      79.52                   699
CONDO - HIGH RISE >8
 FLOORS                             12   $  2,660,597.00           1.37   $  221,716.42      6.981      75.33                   676
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

LOAN PURPOSE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
LOAN PURPOSE                  LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
CASH OUT                           151   $ 49,117,346.88          25.25   $  325,280.44      6.849      75.50                   674
PURCHASE                           553   $136,085,507.00          69.97   $  246,085.91      7.051      78.67                   693
RATE/TERM REFI                      41   $  9,296,550.00           4.78   $  226,745.12      6.723      77.08                   691
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

DOCUMENT TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
DOCUMENT TYPE                 LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
REDUCED DOCUMENTATION              210   $ 58,142,655.00          29.89   $  276,869.79      6.915      77.27                   689
FULL DOCUMENTATION                 209   $ 49,972,268.00          25.69   $  239,101.76      6.693      79.70                   687
NO RATIO                           122   $ 37,017,708.00          19.03   $  303,423.84      7.149      78.43                   681
STATED DOCUMENTATION               107   $ 27,887,573.88          14.34   $  260,631.53      7.311      76.45                   680
NO INCOME/NO ASSET                  97   $ 21,479,199.00          11.04   $  221,435.04      7.143      75.43                   711
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

PRODUCT TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PRODUCT TYPE                   LOANS     OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
30 YEAR FIXED RATE
 10 YEAR IO                        281   $ 66,715,821.00          34.30   $  237,422.85      7.276      77.07                   691
5/25 ARM 10 YEAR IO                144   $ 31,934,933.00          16.42   $  221,770.37      6.578      78.22                   690
2/28 ARM 5 YEAR IO                  80   $ 24,658,276.00          12.68   $  308,228.45      7.238      79.07                   679
2/28 ARM 10 YEAR IO                 87   $ 23,587,071.00          12.13   $  271,115.76      7.005      77.50                   690
3/27 ARM 10 YEAR IO                 64   $ 21,215,420.00          10.91   $  331,490.94      6.624      76.86                   696
2/28 ARM 2 YEAR IO                  33   $  9,410,930.00           4.84   $  285,179.70      6.759      80.83                   658
5/25 ARM 5 YEAR IO                  32   $  9,167,096.00           4.71   $  286,471.75      6.682      75.99                   715
3/27 ARM 3 YEAR IO                   8   $  3,096,766.88           1.59   $  387,095.86      6.712      83.60                   684
3/27 ARM 5 YEAR IO                  11   $  2,921,180.00           1.50   $  265,561.82      7.636      81.74                   630
6 MONTH ARM 10 YEAR IO               3   $  1,135,910.00           0.58   $  378,636.67      6.350      72.06                   635
7/23 ARM 10 YEAR IO                  1   $    500,000.00           0.26   $  500,000.00      4.625      66.67                   739
30 YEAR FIXED RATE
 5 YEAR IO                           1   $    156,000.00           0.08   $  156,000.00      8.375      80.00                   623
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM
   (2YR, 3YR, 5YR, 10YR)

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
STATE                         LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
California                         116     43,815,578.00          22.53      377,720.50       6.74      76.44                   693
New York                            75     28,930,152.88          14.87      385,735.37      7.156      78.71                   677
Arizona                            112     22,257,143.00          11.44      198,724.49      6.597       77.6                   696
Other                              442     99,496,530.00          51.16      225,105.27      7.129      78.17                   688
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745    194,499,403.88            100      261,073.03      6.985      77.79                   688

PREPAY PENALTY FOR MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PREPAY PENALTY                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
HAS PREPAY PENALTY                 430   $100,882,450.00          51.87   $  234,610.35      6.915      78.81                   694
NONE                               315   $ 93,616,953.88          48.13   $  297,196.68      7.060      76.71                   681
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

PREPAY TERM FOR MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PREPAY TERM                    LOANS     OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
6                                    8   $  1,133,730.00           0.58   $  141,716.25      7.307      76.06                   730
7                                    1   $     87,400.00           0.04   $   87,400.00      7.250      69.92                   664
12                                  45   $ 13,148,746.00           6.76   $  292,194.36      7.216      77.67                   695
24                                 161   $ 37,578,101.00          19.32   $  233,404.35      6.920      78.93                   688
30                                   1   $    184,640.00           0.09   $  184,640.00      7.375      80.00                   694
36                                 196   $ 45,634,753.00          23.46   $  232,830.37      6.810      79.08                   699
60                                  18   $  3,115,080.00           1.60   $  173,060.00      6.934      79.22                   694
NO PREPAY PENALTY                  315   $ 93,616,953.88          48.13   $  297,196.68      7.060      76.71                   681
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688

FICO SCORES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF       BALANCE AS    BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
FICO SCORES                   LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
500 TO 519
520 TO 539
540 TO 559                           1   $    422,750.00           0.22   $  422,750.00      8.700      95.00                   552
560 TO 579                           1   $    650,000.00           0.33   $  650,000.00      7.500      89.66                   579
580 TO 599                          11   $  3,170,290.00           1.63   $  288,208.18      7.286      81.21                   586
600 TO 619                          14   $  4,546,800.00           2.34   $  324,771.43      6.768      82.29                   609
620 TO 639                          94   $ 26,369,823.88          13.56   $  280,530.04      6.917      77.58                   627
640 TO 659                          71   $ 18,510,863.00           9.52   $  260,716.38      7.296      79.43                   649
660 TO 679                          97   $ 25,013,664.00          12.86   $  257,872.82      7.046      79.20                   668
680 TO 699                         144   $ 41,011,855.00          21.09   $  284,804.55      6.967      76.74                   687
700 TO 719                          69   $ 17,227,739.00           8.86   $  249,677.38      7.010      73.69                   709
720 TO 739                         123   $ 28,277,316.00          14.54   $  229,896.88      6.910      78.42                   725
740 TO 759                          54   $ 11,241,167.00           5.78   $  208,169.76      6.995      76.83                   750
760 TO 779                          36   $  9,720,126.00           5.00   $  270,003.50      6.641      77.30                   769
780 TO 799                          25   $  6,735,010.00           3.46   $  269,400.40      6.815      78.79                   789
800 TO 819                           4   $  1,318,000.00           0.68   $  329,500.00      7.029      76.61                   803
NOT AVAILABLE                        1   $    284,000.00           0.15   $  284,000.00      7.500      80.00                     0
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                             745   $194,499,403.88         100.00   $  261,073.03      6.985      77.79                   688